Exhibit 99.2

Cincinnati Bell1st Quarter 2010ReviewMay 6, 2010

Agenda  Performance Highlights         Jack Cassidy, President & CEO  2. Operational Overview  Brian Ross, Chief Operating Officer  4. Q & A  3. Financial Overview  Gary Wojtaszek, Chief Financial Officer

Safe Harbor Body: Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  In particular, statements, projections or estimates that include or reference the words “believes,” “anticipates,” “plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act.  Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including, but not limited to: changing market conditions and growth rates within the telecommunications industry or generally within the overall economy; changes in competition in markets in which the company operates; pressures on the pricing of company products and services; advances in telecommunications technology; the ability to generate sufficient cash flow to fund the company’s business plan, repay the company’s debt and interest obligations, and maintain its networks; the ability to refinance indebtedness when required on commercially reasonable terms; changes in the telecommunications regulatory environment; changes in the demand for the company’s services and products; the demand for particular products and services within the overall mix of products sold, as the company’s products and services have varying profit margins; the company’s ability to introduce new service and product offerings on a timely and cost effective basis; work stoppage caused by labor disputes; restrictions imposed under various credit facilities and debt instruments; the company’s ability to attract and retain highly qualified employees; the company’s ability to access capital markets and the successful execution of restructuring initiatives; changes in the funded status of the company’s retiree pension and healthcare plans; disruption in operations caused by a health pandemic, such as the H1N1 influenza virus; changes in the company’s relationships with current large customers, a small number of whom account for a significant portion of company revenue; and disruption in the company’s back-office information technology systems, including its billing system. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports.  The forward-looking statements included in this presentation represent company estimates as of May 5, 2010.  Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.

Other Placeholder:  4 Title:  Performance Highlights Jack Cassidy   President & CEO

Other Placeholder:  5  5 Title:  2010 1st Quarter Accomplishments  Overview  TechnologySolutions*  Wireless  Wireline*   Adj EBITDA of $123M, highest since 2Q 05Diluted EPS excluding special items up 20%Issued $625M of 8.75% Senior Sub Notes to redeem outstanding 8.375% Senior Sub Notes Grew Adjusted EBITDA by 46%Increased operating income by 68%Data center & mgd svcs revenue up 13%  Increased utilized data center space by 14K sq ft from 4Q 09  Grew Adjusted EBITDA by 50%Adjusted EBITDA margin of 36%  highest since 3Q 03Postpaid data ARPU up 14%Lowest prepaid churn since 2Q 05 and prepaid ARPU up $1.89   Flat y/y Adj EBITDA margin Added 3K Fioptics  entertainment subs and 4K high-speed internet subs Launched business VoIP products in new markets *In the first quarter 2010, the Company reclassified certain data center operations that were historically reported in the Wireline segment to the Technology Solutions segment.  For the first quarter 2009, this change increased Technology Solutions segment revenue by $2 million and Technology Solutions operating income by $1 million, and decreased the Wireline results by the same amounts.

Title:  1Q10 Year-Over-Year Change in Revenue Body:  10% increase in Technology Solutions$2M / 7% increase in telecom and IT equipment$4M / 13% increase in data center & managed servicesWireless ($3M) postpaid service revenue    Wireline6% LD and VoIP growth  Added 3K fiber entertainment subs and 4K high-speed internet subs in quarterAccess line loss was 7% driving voice revenue decline  ($’s in millions)

Title:  1Q10 Year-Over-Year Change in Adjusted EBITDA Body:  46% increase in Technology Solutions $4M / 13% increase in data center & managed services revenues18.3% Adjusted EBITDA margin (4.5 percentage point  improvement vs. prior year)50% increase in WirelessLower costs from handset subsidies, roaming and lower other operating costs more than offset a $3M decrease in revenueAdjusted EBITDA margin of 36% is highest since 3Q 2003(4%) decrease in Wireline Cost saving programs partially offset $6M decline in revenueAdjusted EBITDA margin flat at 47%  ($’s in millions)

Title:  Operational Overview Brian Ross   Chief Operating Officer

Technology Solutions Revenue and EBITDA  ($’s in millions)  Increases in data center and managed services revenue1Q 10 – $3.7M increase, 13% Utilized space is up 5% vs. end of 1Q 09Increase in hardware sales1Q 10 – $2.2M increase, 7% Customer demand increased that had been suppressed by economy in 2009Increase in Adjusted EBITDA1Q 10 – $4.1M increase, 46% 2009 amounts have been revised to present certain data center operations in the Technology Solutions segment that were previously reported in the Wireline segment.2009 revenue and Adjusted EBITDA increased by $2.1 million and $1.2 million, respectively

Data Center Utilization Update   Data Center Capacity   at quarter end   Space utilization of 90%403K sq ft utilized at 1Q 10 compared to 389K at 4Q 09, a 4% increase   (sq ft in thousands)   Utilized  Available   *2009 amounts have been revised to present certain data center operations in the Technology Solutions segment that were previously reported in the Wireline segment.  90%    87%   86%    89%    88%

Fioptics Penetration

Video Penetration


Penetration
Actual
12%
22%
26%
1
3
6
Months

Internet Penetration


Penetration
Actual
11%
21%
26%
1
3
6
Months

- Multiple Dwelling Unit (MDU) build strategy targets entire ILEC footprint
  - MDU build avoids cannibalizing our base and makes competitive response more difficult
  - Reach ~5% of ILEC households
- Fioptics subscribers
  - 49K units passed
  - Approximately 30% video penetration for complexes constructed 6 months or longer
  - 14K video subs
  - 13K internet subs
  - 10K voice subs

Cincinnati Bell 11

Title:  Wireline Adjusted EBITDA Body:  Adjusted EBITDA decrease of 4%7.0% access line loss drove $9M voice revenue reductionData/Other increased $3M primarily due to VoIP and Fioptics revenue$3M benefit from cost reduction initiatives reduced by higher network costs to support growth in VoIP and Fioptics revenues  ($’s in millions)

High-Speed Internet Subscriber Activity Body:  248K high-speed internet subscribers at end of 1Q 10235K DSL customers13K Fioptics customers10K combined net adds, 4% growth, versus 1Q 09DSL churn below 2%Lowest churn since 1Q 08   High-Speed Internet Net Adds(in thousands)   238   240   242   244   248   High-Speed Internet Customers (DSL & Fiber)(in thousands)

Access Line Loss – Consumer & Business

ILEC Consumer Access Line Net Adds



1Q09
2Q09
3Q09
4Q09
1Q10
(13)
(10)
(12)
(10)
(9)

Business Access Line Net Adds



1Q09
2Q09
3Q09
4Q09
1Q10
(2)
(2)
(2)
(3)
(3)
Traditional Net Adds

(in thousands)

- 7.0% access line loss
  - 7.9% ILEC access line loss
- 8.9K consumer ILEC line loss in 1Q 10 improved by 3.9K versus 1Q 09
- Business lines remain down
  - Optimization, bankruptcies, moves, and VoIP drive line loss
  - Well positioned for VoIP with eVolve T1 and IP Centrex
  - Expanded eVolve products in Louisville, KY and Columbus, OH
- Churn remains well below 2%

Cincinnati Bell
14

Wireless Revenue and EBITDA Results Body:  (4%) Postpaid service revenue Data ARPU up 14%(3%) lower voice minutes of use per subscriber; (7%) lower subscribers11% Prepaid service revenue 7% growth in ARPU and higher subscribersOther service revenue decreased $1.1M due to elimination of tower rent revenue from tower sale in 4Q 09Wireless Adjusted EBITDA up 50% y/y and up 38% sequentiallyAdjusted EBITDA margin of 36% highest since 3Q 03  ($’s in millions)   (1%)  (3%)   (1%)   (4%)   (2%)   50%   (18%)  1%   (8%)   (2%)

Wireless Adjusted EBITDA  ($’s in millions) Subsidy cost down $3M due to lower subscriber activationsRoaming costs down $3M due to new roaming agreements and lower minutes of useContract services decreased $2M due to outsourcing initiativesBad debts improved $1M due to prior year tightening of credit policies in 2008 and 2009Advertising decreased $1M due to timing of spend

3G Smartphone Lineup Getting Better  Google Nexus OneAndroid  Pharos 137Windows Mobile  Blackberry 9700  Cincinnati Bell BlazeAndroid   Samsung Behold 2Android  Blackberry 9100

Smartphone Customers Body:  Strong smartphone plan growthSubs up 78% from 1Q 09, now 17% of subscribers 137% consumer subscriber growth, now 14% of consumer subs(Gp:) Postpaid customers (Gp:) Prepaid customers

1Q Postpaid ARPU and Churn


Postpaid ARPU
$9.55
$9.87
$10.13
$10.56
$10.88
$38.46
$38.56
$39.14
$38.26
$38.29
1Q09
2Q09
3Q09
4Q09
1Q10
Voice
Data


Postpaid Churn %
2.33%
1.95%
2.32%
2.15%
2.06%
1Q09
2Q09
3Q09
4Q09
1Q10

- 2% Postpaid ARPU growth
  - $1.33 increase in data ARPU
    - Driven by smartphones and SMS
  - ($0.17) voice ARPU driven by lower usage
- Postpaid churn decrease from 1Q 09 and sequentially due to:
  - Lower involuntary churn from tightening of credit policy in 2008 and 2009
- New handsets contributed to lower 1Q 2010 churn
- 2010 lineup improvements
  - 3G Blackberry in 1Q 2010
  - Android and additional 3G handsets in 2Q and 3Q 2010

Cincinnati Bell
19

Prepaid Wireless  Prepaid Service Revenue   ($’s in millions)  Service revenue up 10% y/y and 2% sequentiallyPrepaid churn of 6.2% Lowest quarterly churn since 2Q 057% ARPU growth ARPU increased $1.89 y/y and $0.49 sequentiallyMarketing focus on high-value rate plans

Financial Overview  Gary Wojtaszek   Chief Financial Officer

1Q ’10 and ’09 Income Statement  (Unaudited, $’s in millions except per share amounts)

Earnings Per Share Growth Body:  Diluted EPS before special items up 20% y/yReduction of shares from recently completed stock buyback program had very favorable impact on diluted EPS Net income excluding special items increased 9% y/y

1Q10 Free Cash Flow Growth  ($’s in millions) Body:  1Q FCF of $40M increased $30M y/y$10M increase in Adjusted EBITDA$18M from timing of capital spending$12M lower interest payments due primarily to timing of payments from refinancings($10M) decrease from proceeds received on terminated swaps in 1Q 09

($MM)  Schedule of Debt Maturities after Refinancing (Gp:) Bonds (Gp:) Credit Facility (Gp:) New Unsecured Senior Subordinated Notes  ($’s in millions)  Excludes capital lease and other debt and unamortized call amounts related to terminated interest rate swaps.

2010 Guidance *Plus or Minus 2 percent

Cincinnati Bell 1st Quarter 2010 ReviewMay 6, 2010

  Non-GAAP Reconciliations(please refer to the Earnings Financials)